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DIVERSA CORPORATION

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NEWS RELEASE

Diversa Corporation Achieves All 2002 Milestones in Joint Venture with Syngenta

Product Candidates and Leads Delivered to Zymetrics Joint Venture

San Diego, CA, December 19, 2002—Diversa Corporation (Nasdaq: DVSA) today announced that it has successfully achieved all development milestones for the year in its joint venture collaboration with Syngenta (NYSE: SYT). Diversa will receive an undisclosed milestone payment for delivering several animal feed product candidates as well as promising leads for other applications.

“We are particularly pleased to report the achievement of this milestone after announcing plans to greatly expand our relationship with Syngenta earlier this month,” stated Bill Baum, Executive Vice President of Diversa’s Chemical, Agriculture and Industrial Enzymes business group. “The ongoing success of our alliances with Syngenta has led us to broaden our fields of collaboration under additional agreements, and most importantly to generate promising product candidates.”

Zymetrics is focused on the development and marketing of enzyme-based products and processes designed to enhance the nutritional content of animal feeds, improve the health and performance of animals, minimize the environmental impact of intense animal production, and enable new opportunities for novel products from the processing of agricultural outputs. Diversa is receiving research support, and will participate in profit sharing on products commercialized by the venture.

About Diversa

Diversa Corporation is a leader in applying proprietary genomic technologies for the rapid discovery and optimization of novel products from genes and gene pathways. Diversa is directing its integrated portfolio of technologies to the discovery, evolution, and production of commercially valuable molecules with pharmaceutical applications, such as optimized monoclonal antibodies and orally active drugs, as well as enzymes and small molecules with agricultural, chemical, and industrial applications. The Company has formed significant joint ventures with The Dow Chemical Company (named Innovase LLC) and with Syngenta Seeds AG (named Zymetrics, Inc.) focused on near-term commercialization of products for the industrial and agricultural markets, respectively. In addition, the Company has formed alliances with market leaders, such as Celera Genomics, The Dow Chemical Company, DuPont Bio-Based Materials, GlaxoSmithKline plc, Invitrogen Corporation, and Syngenta Biotechnology, Inc. Additional information is available at Diversa’s website: www.diversa.com. In addition, Diversa recently announced that it had entered into a series of agreements with Syngenta Participations AG pursuant to which it and Syngenta will, among other actions, form a broad collaboration to establish a shared biotechnology research platform and to discover products. Consummation of Diversa’s proposed transactions with Syngenta is subject to the approval of federal regulators under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as well as approval of Diversa stockholders, among other conditions. The press release announcing Diversa’s agreements with Syngenta has been filed as an exhibit to a Current Report on Form 8-K that Diversa filed with the Securities and Exchange Commission, or SEC, on December 4, 2002.

Where You Can Find Additional Information About Diversa’s Proposed Transactions With Syngenta

Diversa has filed a preliminary proxy statement concerning its proposed transactions with Syngenta with the SEC. Investors and security holders are advised to read the preliminary proxy statement related to the proposed transactions, because it contains important information related to the transactions. Investors and security holders may obtain a free copy of the preliminary proxy statement and other documents filed by Diversa with the SEC at the SEC’s website at http://www.sec.gov. The preliminary proxy statement and any other documents filed by Diversa with the SEC may also be obtained free of charge from Diversa by directing such request to Diversa Corporation, 4955 Directors Place, San Diego, CA 92121, Attn: Investor Relations, or by calling Diversa at (858) 526-5000 or e-mailing Diversa at information@diversa.com. Diversa will file a definitive proxy statement with the SEC relating to its proposed transactions with Syngenta prior to the consummation of those transactions, which may contain additional or different information from that contained in the preliminary proxy statement. Investors and security holders are advised to read the definitive proxy statement when it becomes available because it will contain important information relating to Diversa’s proposed transactions with Syngenta. The definitive proxy statement (when available) may be obtained from the same sources as are described above with respect to the preliminary proxy statement.

Information Concerning Participation In Diversa’s Proxy Solicitation

Diversa and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Diversa with respect to Diversa’s proposed transactions with Syngenta. Information regarding such executive officers and directors is included in Diversa’s Proxy Statement for its 2002 Annual Meeting of Stockholders filed with the SEC on April 2, 2002. This document is available free of charge at the SEC’s website at http://www.sec.gov. Investors and security holders may obtain additional information about the interests of the executive officers and directors of Diversa in Diversa’s proposed transactions with Syngenta by reviewing the preliminary proxy statement related to those transactions that has been filed with the SEC, and, when it is available, the definitive proxy statement related to those transactions that will also be filed with the SEC.

Forward-Looking Statements

Statements in this press release that are not strictly historical are “forward-looking” and involve a high degree of risk and uncertainty. These include statements related to the commercial potential of any product candidates for animal feed or other applications, Diversa’s and Syngenta’s consummation of the proposed transactions between them, and generally the ability of Diversa and Syngenta to realize the expected benefits of the collaboration and the proposed transactions between them, including by discovering products, all of which are prospective. Such statements are only predictions, and the actual events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include, but are not limited to, risks involved with Diversa’s new and uncertain technologies and Diversa’s ability to commercialize products using these technologies, risks associated with Diversa’s dependence on patents and proprietary rights, risks associated with Diversa’s protection and enforcement of its patents and proprietary rights, Diversa’s dependence on existing collaborations, the development and availability of competitive products or technologies, Diversa or Syngenta failing to satisfy the closing conditions for the proposed transactions between them, and the risks described above but with respect to Syngenta’s technologies and intellectual property as well as Diversa’s and their impact on the ability of the proposed collaboration between Diversa and Syngenta to achieve its proposed benefits. Certain of these factors and others are more fully described in Diversa’s filings with the SEC, including, but not limited to, Diversa’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002. These forward-looking statements speak only as of the date hereof. Diversa expressly disclaims any intent or obligation to update these forward-looking statements.

Contacts:
Kelly Norris
Diversa Corporation
(858) 526-5133
knorris@diversa.com

Virginia Amann for Diversa
Susan E. Atkins + Associates
(608) 274-6046